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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A/1


                                 CURRENT REPORT
        Pursuant to Section 13 OR 15(d) of the Securities Exchange Act
                                    of 1934


Date of report (Date of earliest event reported)   February 23, 2000

                        INTERNET MULTI-MEDIA CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          NEVADA                       0-29292                 97-0431096
          ------                       -------                 ----------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                         Identification No.)



        2533 NORTH CARSON STREET, SUITE 3358, CARSON CITY, NEVADA 89706
        ---------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code  (702) 841-4779
                                                    ---------------






ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         In its Form 8-K filed with the Securities and Exchange Commission on February 29, 2000, it was stated that one of the conditions to registrant's acquisition of SMC Soundmusic.com Corporation ("SMC") was the execution of a formal share exchange agreement within ten (10) days. Since the valuation of SMC is still being established, both registrant and SMC have agreed to extend this ten (10) day period indefinitely.

FORWARD-LOOKING STATEMENTS

         Certain statements under this Item 2 are not historical facts but constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements relating to potential growth or to potential increases in revenues and net income through previous, potential or possible mergers; acquisitions; license agreements; share exchanges; and joint ventures. These statements often can be identified



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by the use of terms such as "may", "will", "expect", "anticipate", "estimate",
"should", "could", "plans", "believes", "potential", or "continuing", or the negative of these terms. Such forward-looking statements speak only as of the date made and may involve both known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance, achievements or events. Moreover, neither the Company nor any other person assumes responsibility for the accuracy or completeness of such statements. The Company disclaims any responsibility to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.



EXHIBITS:

         NO EXHIBITS ACCOMPANY THIS FORM 8-K





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INTERNET MULTI-MEDIA CORPORATION

Date 3/9/00                         By: /s/ Michael D. Waldkirch
                                       --------------------------------------
                                       MICHAEL D. WALDKIRCH, PRESIDENT
                                       AND DIRECTOR